Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED JULY 29, 2018 AND JULY 30, 2017
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts				Percent of Sales
	July 29,		July 30	% Over	July 29,	July 30
	2018		2017	(Under)	2018	2017

Net sales	$71,473		79,533	(10.1)%	100.0%	100.0%
Cost of sales	60,914	(1) (2)	63,068	(3.4)%	85.2%	79.3%
Gross profit	10,559		16,465	(35.9)%	14.8%	20.7

Selling, general and
administrative expenses	8,033		9,501	(15.5)%	11.2%	11.9%
Restructuring expense	451	(2)	-	100.0%	0.6%	0.0%
Income from operations	2,075		6,964	(70.2)%	2.9%	8.8%

Interest expense	20		-	100.0%	0.0%	0.0%
Interest income	(150)		(131)	14.5%	(0.2)%	(0.2)%
Other expense	257		353	(27.2)%	0.4%	0.4%
Income before income taxes	1,948		6,742	(71.1)%	2.7%	8.5%

Income taxes*	906		1,640	(44.8)%	46.5%	24.3%

Loss from investment in unconsolidated joint venture	77		118	(34.7)%	0.1%	0.1%
Net income	965		4,984	(80.6)%	1.4%	6.3
Less: Net income attributable to non-controlling interest	(8)		-	(100.0)%	(0.0)%	0.0%
Net income attributable to Culp Inc. common shareholders	$957		4,984	(80.8)%	1.3%	6.3%

Net income attributable to Culp Inc. common shareholders per share-basic	$0.08		$0.40	(80.0)%
Net income attributable to Culp Inc. common shareholders per share-diluted	$0.08		$0.40	(80.0)%
Average shares outstanding-basic	12,510		12,399	0.9%
Average shares outstanding-diluted	12,600		12,590	0.1%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Notes

(1)	Cost of sales for the three-month period ending July 29, 2018 includes a $1.6 million restructuring related charge for inventory markdowns.

(2)
See page 6 for detailed description of charges and adjusted statement of operations excluding restructuring expense and restructuring related charges incurred for the three-month period ending July 29, 2018. There were no restructuring activities noted for the three-month period ending July 30, 2017.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
July 29, 2018, JULY 30, 2017 AND APRIL 29, 2018
Unaudited
(Amounts in Thousands)

	Amounts
		(Condensed)	Increase
	July 29,	July 30,	(Decrease)		* April 29,
	2018	2017	Dollars	Percent	2018

Current assets
Cash and cash equivalents	$8,593	18,322	(9,729)	(53.1)%	21,228
Short-term investments - Available for Sale	-	2,469	(2,469)	(100.0)%	2,451
Short-term investments - Held-To-Maturity	30,756	-	30,756	100.0%	25,759
Accounts receivable	23,225	22,140	1,085	4.9%	26,307
Inventories	54,989	55,227	(238)	(0.4)%	53,454
Other current assets	3,852	3,441	411	11.9%	2,870
Total current assets	121,415	101,599	19,816	19.5%	132,069

Property, plant & equipment, net	53,178	52,912	266	0.5%	51,794
Goodwill	27,222	11,462	15,760	137.5%	13,569
Deferred income taxes	3,721	436	3,285	753.4%	1,458
Long-term Investments - Held-To-Maturity	-	30,907	(30,907)	(100.0)%	5,035
Long-term Investments - Rabbi Trust	7,671	6,714	957	14.3%	7,326
Investment in unconsolidated joint venture	1,525	1,477	48	3.2%	1,501
Other assets	11,640	2,397	9,243	385.6%	5,232

Total assets	$226,372	207,904	18,468	8.9%	217,984

Current liabilities
Accounts payable - trade	$25,070	29,112	(4,042)	(13.9)%	27,237
Accounts payable - capital expenditures	862	5,647	(4,785)	(84.7)%	1,776
Deferred revenue	634	-	634	100.0%	809
Accrued expenses	8,176	6,075	2,101	34.6%	9,325
Accrued restructuring costs	445	-	445	100.0%	-
Income taxes payable - current	1,244	884	360	40.7%	1,437
Total current liabilities	36,431	41,718	(5,287)	(12.7)%	40,584

Line of credit	4,000	5,000	(1,000)	(20.0)%	-
Accrued expenses - long-term	749	-	749	100.0%	763
Contingent consideration - Earn-Out Obligation	5,600	-	5,600	100.0%	-
Income taxes payable - long-term	3,733	487	3,246	666.5%	3,758
Deferred income taxes	2,150	4,253	(2,103)	(49.4)%	2,150
Deferred compensation	7,679	6,769	910	13.4%	7,353

Total liabilities	60,342	58,227	2,115	3.6%	54,608

Shareholders' equity
Shareholders' equity attributable to Culp Inc.	161,490	149,677	11,813	7.9%	163,376
Non-controlling interest	4,540	-	4,540	100.0%	-
	166,030	149,677	16,353	10.9%	163,376

Total liabilities and
shareholders' equity	$226,372	207,904	18,468	8.9%	217,984

Shares outstanding	12,522	12,441	81	0.7%	12,450

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
SUMMARY OF CASH AND INVESTMENTS
JULY 29, 2018, JULY 30, 2017, AND APRIL 29, 2018
Unaudited
(Amounts in Thousands)

	Amounts
	July 29,	July 30,	April 29,
	2018	2017	2018*

Cash and cash equivalents	$8,593	$18,322	$21,228

Short-term investments - Available for Sale	-	2,469	2,451

Short-term investments - Held-To-Maturity	30,756	-	25,759

Long-term investments - Held-To-Maturity	-	30,907	5,035

Total Cash and Investments	$39,349	$51,698	$54,473

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED JULY 29, 2018 AND JULY 30, 2017
Unaudited
(Amounts in Thousands)

	THREE MONTHS ENDED

	Amounts
	July 29,	July 30,
	2018	2017

Cash flows from operating activities:
Net income	$965	4,984
Adjustments to reconcile net income to net cash (used in)
provided by operating activities:
Depreciation	2,015	1,807
Amortization of assets	145	82
Stock-based compensation	(501)	757
Deferred income taxes	(2,263)	643
Realized loss on sale of short-term investments (Available for Sale)	94	-
Loss on sale of equipment	35	-
Loss from investment in unconsolidated joint venture	77	118
Foreign currency exchange gain (loss)	(91)	35
Changes in assets and liabilities, net of effects of acquisition of businesses:
Accounts receivable	2,837	2,524
Inventories	(429)	(3,539)
Other current assets	(989)	(467)
Other assets	34	(47)
Accounts payable	(2,494)	(397)
Deferred revenue	(175)	-
Accrued expenses and deferrred compensation	(1,566)	(4,704)
Accrued restructuring costs	445	-
Income taxes	(75)	608
Net cash (used in) provided by operating activities	(1,936)	2,404

Cash flows from investing activities:
Capital expenditures	(757)	(2,260)
Net cash paid for acquistion of businesses	(11,971)	-
Investment in unconsolidated joint venture	(100)	(489)
Proceeds from the sale of short-term investments (Available for Sale)	2,458	-
Purchase of short-term investments (Available for Sale)	(10)	(12)
Proceeds from the sale of long-term investments (Rabbi Trust)	-	49
Purchase of long-term investments (Rabbi Trust)	(302)	(1,267)
Net cash used in investing activities	(10,682)	(3,979)

Cash flows from financing activities:
Proceeds from line of credit	11,000	5,000
Payments on line of credit	(7,000)	-
Payments on vendor-financed capital expenditures	(1,412)	(1,250)
Dividends paid	(1,127)	(3,608)
Common stock surrendered for withholding taxes payable	(1,292)	(1,135)
Common stock repurchased	(72)	-
Proceeds from common stock issued	-	5
Net cash provided by (used in) financing activities	97	(988)

Effect of exchange rate changes on cash and cash equivalents	(114)	90

Decrease in cash and cash equivalents	(12,635)	(2,473)

Cash and cash equivalents at beginning of period	21,228	20,795

Cash and cash equivalents at end of period	$8,593	18,322

Free Cash Flow (1)	$(4,621)	(2,723)

(1) Free Cash Flow reconciliation is as follows:
	FY 2019	FY 2018
A) Net cash provided by operating activities	$(1,936)	2,404
B) Minus: Capital Expenditures	(757)	(2,260)
C) Minus: Investment in unconsolidated joint venture	(100)	(489)
D) Minus: Payments on vendor-financed capital expenditures	(1,412)	(1,250)
E) Plus: Proceeds from the sale of long-term investments (Rabbi Trust)	-	49
F) Minus: Purchase of long-term investments (Rabbi Trust)	(302)	(1,267)
G) Effects of exchange rate changes on cash and cash equivalents	(114)	90
	$(4,621)	(2,723)

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JULY 29, 2018 AND JULY 30, 2017
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts				Percent of Total Sales
	July 29,		July 30,	% Over	July 29,	July 30,
Net Sales by Segment	2018		2017	(Under)	2018	2017

Mattress Fabrics	$36,983		48,429	(23.6)%	51.7%	60.9%
Upholstery Fabrics	34,490		31,104	10.9%	48.3%	39.1%

Net Sales	$71,473		79,533	(10.1)%	100.0%	100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics	$5,971		9,760	(38.8)%	16.1%	20.2%
Upholstery Fabrics	6,153		6,705	(8.2)%	17.8%	21.6%
Subtotal	12,124		16,465	(26.4)%	17.0%	20.7%

Restructuring related charges	(1,565)	(1)	-	100.0%	(2.2)%	0.0%

Gross Profit	$10,559		16,465	(35.9)%	14.8%	20.7%

Selling, General and Administrative Expenses by Segment					Percent of Sales

Mattress Fabrics	$3,148		3,391	(7.2)%	8.5%	7.0%
Upholstery Fabrics	3,626		3,811	(4.9)%	10.5%	12.3%
Unallocated Corporate expenses	1,259		2,299	(45.2)%	1.8%	2.9%
Selling, General and Administrative Expenses	$8,033		9,501	(15.5)%	11.2%	11.9%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics	$2,823		6,368	(55.7)%	7.6%	13.1%
Upholstery Fabrics	2,527		2,895	(12.7)%	7.3%	9.3%
Unallocated corporate expenses	(1,259)		(2,299)	(45.2)%	(1.8)%	(2.9)%
Subtotal	$4,091		6,964	(41.3)%	5.7%	8.8%

Restructuring expense and related charges	(2,016)	(1)	-	100.0%	(2.8)%	0.0%

Operating income	2,075		6,964	(70.2)%	2.9%	8.8%

Return on Capital (2)

Mattress Fabrics	28.6%		40.3%
Upholstery Fabrics	53.7%		61.6%
Unallocated Corporate	N/A		N/A
Consolidated	21.4%		28.8%

Capital Employed (2) (3)

Mattress Fabrics	$83,471		74,913	11.4%
Upholstery Fabrics	19,506		19,508	(0.0)%
Unallocated Corporate	31,118		13,801	125.5%
Consolidated	$134,095		108,222	23.9%

Depreciation Expense by Segment

Mattress Fabrics	$1,800		1,612	11.7%
Upholstery Fabrics	215		195	10.3%
Depreciation Expense	$2,015		1,807	11.5%

Notes

(1)	See page 6 for detailed description of charges.

(2)	See pages 8 and 9 of this financial information release for calculations.

(3)	The capital employed balances are as of July 29, 2018 and July 30, 2017.

CULP, INC.
ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED JULY 29, 2018 AND JULY 30, 2017

	THREE MONTHS ENDED (UNAUDITED)

								(3)
	As Reported					July 29, 2018		As Reported
	July 29,	% of		% of		Adjusted	% of	July 30,	% of	% Over
	2018	Sales	Adjustments	Sales		Results	Sales	2017	Sales	(Under)

Net sales	$71,473	100.0%	-	0.0%		71,473	100.0%	79,533	100.0%	-10.1%
Cost of sales	60,914	85.2%	(1,565)	-2.2%	(1)	59,349	83.0%	63,068	79.3%	-5.9%
Gross profit	10,559	14.8%	(1,565)	-2.2%		12,124	17.0%	16,465	20.7%	-26.4%

Selling, general and
administrative expenses	8,033	11.2%	-	0.0%		8,033	11.2%	9,501	11.9%	-15.5%
Restructuring expense	451	0.6%	(451)	-0.6%	(2)	-	0.0%	-	0.0%	0.0%
Income from operations	2,075	2.9%	(2,016)	-2.8%		4,091	5.7%	6,964	8.8%	-41.3%

Interest expense	20	0.0%	-	0.0%		20	0.0%	-	0.0%	100.0%
Interest income	(150)	-0.2%	-	0.0%		(150)	-0.2%	(131)	-0.2%	14.5%
Other expense	257	0.4%	-	0.0%		257	0.4%	353	0.4%	-27.2%
Income before income taxes	1,948	2.7%	(2,016)	-2.8%		3,964	5.5%	6,742	8.5%	-41.2%

Notes

(1)	The $1.6 million restructuring related charge represents inventory markdowns associated with the closure of our Anderson, SC plant facility.

(2)	The $451 restructuring charge represents employee termination benefits associated with the closure of our Anderson, SC plant facility.

(3)	Actual reported results were used for comparative purposes as there were no restructuring activities for the three month period ending July 30, 2017.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED JULY 29, 2018 AND JULY 30, 2017
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	10/29/2017	1/28/2018	4/29/2018	7/29/2018	7/29/2018

Net income (loss)	$3,976	$(748)	$12,666	$957	$16,851
Income taxes	2,108	8,208	(6,217)	906	5,005
Interest income, net	(91)	(101)	(117)	(130)	(439)
Restructuring expense and related charges	-	-	-	2,016	2,016
Depreciation and amortization expense	1,990	2,048	2,096	2,160	8,294
Stock based compensation	801	864	(210)	(501)	954
Adjusted EBITDA	$8,784	$10,271	$8,218	$5,408	$32,681

	Quarter Ended
					Trailing 12
					Months
	10/30/2016	1/29/2017	4/30/2017	7/30/2017	7/30/2017

Net income	$4,475	$6,347	$6,198	$4,984	$22,004
Income taxes	2,684	643	778	1,640	5,745
Interest income, net	(15)	(124)	(134)	(131)	(404)
Restructuring expense and related charges	-	-	-	-	-
Depreciation and amortization expense	1,778	1,875	1,863	1,889	7,405
Stock based compensation	896	962	739	757	3,354
Adjusted EBITDA	$9,818	$9,703	$9,444	$9,139	$38,104

% Over (Under)	-10.5%	5.9%	-13.0%	-40.8%	-14.2%

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED JULY 29, 2018
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Twelve		Return on Avg. Capital Employed (2)
	Months Ended	Average Capital Employed (3)
	July 29, 2018 (1)

Mattress Fabrics	$22,310	$77,999	28.6%
Upholstery Fabrics	10,592	19,715	53.7%
(less: Unallocated Corporate)	(8,314)	17,421	N/A
Total	$24,588	$115,134	21.4%

Average Capital Employed	As of the three Months Ended July 29, 2018				As of the three Months Ended April 29, 2018				As of the three Months Ended January 28, 2018
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets (4)	$98,064	37,386	90,922	226,372	$95,061	39,812	83,111	217,984	$93,827	43,458	79,559	216,844
Total liabilities (5)	(14,593)	(17,880)	(27,869)	(60,342)	(17,335)	(18,679)	(18,594)	(54,608)	(18,418)	(22,781)	(23,463)	(64,662)

Subtotal	$83,471	$19,506	$63,053	$166,030	$77,726	$21,133	$64,517	$163,376	$75,409	$20,677	$56,096	$152,182
Less:
Cash and cash equivalents	-	-	(8,593)	(8,593)	-	-	(21,228)	(21,228)	-	-	(22,428)	(22,428)
Short-term investments - Available-For-Sale	-	-	-	-	-	-	(2,451)	(2,451)	-	-	(2,472)	(2,472)
Short-term investments - Held-To-Maturity	-	-	(30,756)	(30,756)	-	-	(25,759)	(25,759)	-	-	(17,206)	(17,206)
Long-term investments - Held-To-Maturity	-	-	-	-	-	-	(5,035)	(5,035)	-	-	(13,625)	(13,625)
Long-term investments - Rabbi Trust	-	-	(7,671)	(7,671)	-	-	(7,326)	(7,326)	-	-	(7,176)	(7,176)
Deferred income taxes - non-current	-	-	(3,721)	(3,721)	-	-	(1,458)	(1,458)	-	-	(1,942)	(1,942)
Income taxes payable - current	-	-	1,244	1,244	-	-	1,437	1,437	-	-	1,580	1,580
Income taxes payable - long-term	-	-	3,733	3,733	-	-	3,758	3,758	-	-	10,940	10,940
Deferred income taxes - non-current	-	-	2,150	2,150	-	-	2,150	2,150	-	-	2,096	2,096
Line of credit	-	-	4,000	4,000	-	-	-	-	-	-	-	-
Deferred compensation	-	-	7,679	7,679	-	-	7,353	7,353	-	-	7,216	7,216

Total Capital Employed	$83,471	$19,506	$31,118	$134,095	$77,726	$21,133	$15,958	$114,817	$75,409	$20,677	$13,079	$109,165

	As of the three Months Ended October 29, 2017				As of the three Months Ended July 30, 2017
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets (4)	$94,626	34,974	71,443	201,043	$99,190	34,491	74,223	207,904
Total liabilities (5)	(16,150)	(17,225)	(14,588)	(47,963)	(24,277)	(14,983)	(18,967)	(58,227)

Subtotal	$78,476	$17,749	$56,855	$153,080	$74,913	$19,508	$55,256	$149,677
Less:
Cash and cash equivalents	-	-	(15,739)	(15,739)	-	-	(18,322)	(18,322)
Short-term investments - Available-For-Sale	-	-	(2,478)	(2,478)	-	-	(2,469)	(2,469)
Short-term investments - Held-To-Maturity	-	-	(4,015)	(4,015)	-	-	-	-
Long-term investments - Held-To-Maturity	-	-	(26,853)	(26,853)	-	-	(30,907)	(30,907)
Long-term investments - Rabbi Trust	-	-	(6,921)	(6,921)	-	-	(6,714)	(6,714)
Deferred income taxes - non-current	-	-	(491)	(491)	-	-	(436)	(436)
Income taxes payable - current	-	-	692	692	-	-	884	884
Income taxes payable - long-term	-	-	487	487	-	-	487	487
Deferred income taxes - non-current	-	-	4,641	4,641	-	-	4,253	4,253
Line of credit	-	-	-	-	-	-	5,000	5,000
Deferred compensation	-	-	6,970	6,970	-	-	6,769	6,769

Total Capital Employed	$78,476	$17,749	$13,148	$109,373	$74,913	$19,508	$13,801	$108,222

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$77,999	$19,715	$17,421	$115,134

Notes:

(1)	See reconciliation per page 10 of this financial information release.

(2)
Return on average capital employed represents the last twelve months operating income as of July 29, 2018, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments - Available- For-Sale, short-term investments Held-To-Maturity, long-term investments Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred income tax assets and liabilities, income taxes receivable and payable, line of credit, and deferred compensation.

(3)	Average capital employed was computed using the quarterly five periods ending July 29, 2018, April 29, 2018, January 28, 2018, October 29, 2017, and July 30, 2017.

(4)
Intangible assets and goodwill are included in unallocated corporate for all periods presented and therfore, have no affect on the capital employed and return on capital employed for both our mattress fabrics and upholstery fabrics segments.

(5)
Accrued restructuring costs and certain obligations associated with our acquisitions are included in unallocated coporate for all periods presented and therfore, have no affect on capital employed and return on capital employed for both our mattress fabrics and upholstery fabrics segments.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED JULY 30, 2017
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Twelve Months	Average Capital Employed (3)	Return on Avg. Capital Employed (2)
	Ended July 30,
	2017 (1)

Mattress Fabrics	$27,348	$67,847	40.3%
Upholstery Fabrics	10,998	17,867	61.6%
(less: Unallocated Corporate)	(9,978)	12,914	N/A
Total	$28,368	$98,628	28.8%

Average Capital Employed	As of the three Months Ended July 30, 2017				As of the three Months Ended April 30, 2017				As of the three Months Ended January 29, 2017
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets (4)	$99,190	34,491	74,223	$207,904	$98,087	$32,255	$75,292	$205,634	$90,197	$30,380	$70,479	$191,056
Total liabilities	(24,277)	(14,983)	(18,967)	(58,227)	(27,619)	(16,249)	(13,136)	(57,004)	(23,126)	(11,960)	(13,656)	(48,742)

Subtotal	$74,913	$19,508	$55,256	$149,677	$70,468	$16,006	$62,156	$148,630	$67,071	$18,420	$56,823	$142,314
Less:
Cash and cash equivalents	-	-	(18,322)	(18,322)	-	-	(20,795)	(20,795)	-	-	(15,659)	(15,659)
Short-term investments - Available-For-Sale	-	-	(2,469)	(2,469)	-	-	(2,443)	(2,443)	-	-	(2,410)	(2,410)
Long-term investments - Held-To-Maturity	-	-	(30,907)	(30,907)	-	-	(30,945)	(30,945)	-	-	(30,832)	(30,832)
Long-term investments - Rabbi Trust	-	-	(6,714)	(6,714)	-	-	(5,466)	(5,466)	-	-	(5,488)	(5,488)
Income taxes receivable	-	-	-	-	-	-	-	-	-	-	-	-
Deferred income taxes - non-current	-	-	(436)	(436)	-	-	(419)	(419)	-	-	(422)	(422)
Income taxes payable - current	-	-	884	884	-	-	287	287	-	-	217	217
Income taxes payable - long-term	-	-	487	487	-	-	467	467	-	-	1,817	1,817
Deferred income taxes - non-current	-	-	4,253	4,253	-	-	3,593	3,593	-	-	2,924	2,924
Line of credit	-	-	5,000	5,000	-	-	-	-	-	-	-	-
Deferred compensation	-	-	6,769	6,769	-	-	5,520	5,520	-	-	5,327	5,327

Total Capital Employed	$74,913	$19,508	$13,801	$108,222	$70,468	$16,006	$11,955	$98,429	$67,071	$18,420	$12,297	$97,788

	As of the three Months Ended October 30, 2016				As of the three Months Ended July 31, 2016
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets (4)	$81,683	$29,361	$68,083	$179,127	$79,911	$33,550	$69,899	$183,360
Total liabilities	(18,499)	(11,180)	(13,499)	(43,178)	(16,313)	(16,329)	(19,283)	(51,925)

Subtotal	$63,184	$18,181	$54,584	$135,949	$63,598	$17,221	$50,616	$131,435
Less:
Cash and cash equivalents	-	-	(13,910)	(13,910)	-	-	(45,549)	(45,549)
Short-term investments - Available-For-Sale	-	-	(2,430)	(2,430)	-	-	(2,434)	(2,434)
Long-term investments - Held-To-Maturity	-	-	(31,050)	(31,050)	-	-	-	-
Long-term investments - Rabbi Trust	-	-	(4,994)	(4,994)	-	-	(4,611)	(4,611)
Income taxes receivable	-	-	-	-	-	-	-	-
Deferred income taxes - non-current	-	-	(581)	(581)	-	-	(1,942)	(1,942)
Income taxes payable - current	-	-	513	513	-	-	358	358
Income taxes payable - long-term	-	-	3,734	3,734	-	-	3,779	3,779
Deferred income taxes - non-current	-	-	1,699	1,699	-	-	1,532	1,532
Line of credit	-	-	-	-	-	-	7,000	7,000
Deferred compensation	-	-	5,171	5,171	-	-	5,031	5,031

Total Capital Employed	$63,184	$18,181	$12,736	$94,101	$63,598	$17,221	$13,780	$94,599

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$67,847	$17,867	$12,914	$98,628

Notes:

(1)	See reconciliation per page 10 of this financial information release.

(2)
Return on average capital employed represents the last twelve months operating income as of July 30, 2018 divided by average capital employed. Average capital employed does not included cash and cash equivalents, short-term investments - Available-For-Sale, long-term investments - Held-To-Maturity, long-term investments - Rabbie Trust, noncurrent deferred tax assets and liabilities, income taxes receivable and payable, line of credit, and deferred compensation.

(3)	Average capital employed was computed using the five quarterly periods ending July 30, 2017, April 30, 2017 January 29, 2017, October 30, 2016, and July 31, 2016.

(4)
Intangible assets and goodwill are included in unallocated corporate for all periods presented and therfore, have no affect on capital employed and return on capital employed for both our mattress fabrics and upholstery fabrics segments.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF OPERATING INCOME
FOR THE TWELVE MONTHS ENDED JULY 29, 2018 AND JULY 30, 2017
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	10/29/2017	1/28/2018	4/29/2018	7/29/2018	7/29/2018

Mattress Fabrics	$6,562	$6,837	$6,088	$2,823	$22,310
Upholstery Fabrics	2,374	3,510	2,181	2,527	10,592
Unallocated Corporate	(2,547)	(2,703)	(1,805)	(1,259)	(8,314)
Subtotal	6,389	7,644	6,464	4,091	24,588
Restructuring expense and related charges	-	-	-	(2,016)	(2,016)

Operating income	$6,389	$7,644	$6,464	$2,075	$22,572

	Quarter Ended (1)				(1)
					Trailing 12
					Months
	10/30/2016	1/29/2017	4/30/2017	7/30/2017	7/30/2017

Mattress Fabrics	$7,460	$6,367	$7,153	$6,368	$27,348
Upholstery Fabrics	2,493	3,100	2,510	2,895	10,998
Unallocated Corporate	(2,654)	(2,532)	(2,493)	(2,299)	(9,978)
Operating income	$7,299	$6,935	$7,170	$6,964	$28,368

% Over (Under)	-12.5%	10.2%	-9.8%	-70.2%	-20.4%

Notes

(1)	We did not have any restructuring activities for the three month periods ending October 30, 2016, January 29, 2017, April 30, 2017, and July 30, 2017.